EXHIBIT 99.1

WaMu Mortgage Pass-Through Certificates, Series 2004-AR2
Publicly Offered Certificate Computational Materials: Preliminary Term Sheet

New Issue Marketing Materials

$598,455,400 (Approximate)

 WaMu Mortgage Pass-Through Certificates,
Series 2004-AR2

Washington Mutual Mortgage Securities Corp.
Depositor and Master Servicer

Washington Mutual Bank, FA
Servicer

WaMu Capital Corp.
Lead Underwriter

RBS Greenwich Capital
Underwriter

All Information is preliminary and based upon Information as of April 1, 2004.

 April 15, 2004

WaMu Capital Corp. ARM/CMO Whole Loan Desk (206) 554-2420                                             April 15, 2004
This information is furnished to you solely by WaMu Capital Corp. and not by the issuer of the securities or any of its other affiliates.  WaMu Capital Corp. is acting as underwriter and not acting as agent for the issuer or its other affiliates in connection with the proposed transaction.

 This preliminary term sheet is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of any offer to buy, the referenced securities.  It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction.  All amounts are approximate and subject to change.  The information contained herein supersedes information contained in any prior term sheet for this transaction.  In addition, the information contained herein will be superseded by information contained in term sheets circulated after the date hereof and by information contained in the Prospectus and Prospectus Supplement for this transaction.  An offering may be made only through the delivery of the Prospectus and Prospectus Supplement.

1

WaMu Mortgage Pass-Through Certificates, Series 2004-AR2
Publicly Offered Certificate Computational Materials: Preliminary Term Sheet

COMPUTATIONAL MATERIALS DISCLAIMER

The attached tables and other statistical analyses (the "Computational Materials") are privileged and intended for use by the addressee only.  These Computational Materials are furnished to you solely by WaMu Capital Corp. and not by the issuer of the securities.  They may not be provided to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating said material.

Numerous assumptions were used in preparing the Computational Materials, which may or may not be reflected therein.  As such, no assurance can be given as to the Computational Materials' accuracy, appropriateness or completeness in any particular context; nor as to whether the Computational Materials and/or the assumptions upon which they are based reflect present market conditions or future market performance.  These Computational Materials should not be construed as either projections or predictions or as legal, tax, financial or accounting advice.

Any weighted average lives, yields and principal payment periods shown in the Computational Materials are based on prepayments assumptions, and changes in such prepayment assumptions may dramatically affect such weighted average lives, yields and principal payment periods.  In addition, it is possible that prepayments on the underlying assets will occur at rates slower or faster than the rates shown in the attached Computational Materials. Furthermore, unless otherwise provided, the Computational Materials assume no losses on the underlying assets and no interest shortfall.  The specific characteristics of the securities may differ from those shown in the Computational Materials due to differences between the actual underlying assets and the hypothetical underlying assets used in preparing the Computational Materials.  The principal amount and designation of any security described in the Computational Materials are subject to change prior to issuance.  Neither WaMu Capital Corp. nor any of its affiliates makes any representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities.

Although a registration statement (including the Prospectus) relating to the securities discussed in this communication has been filed with Securities and Exchange Commission and is effective, the final prospectus supplement relating to the securities discussed in this communication has not been filed with Securities and Exchange Commission.  This communication shall not constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of the securities, discussed in this communication in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification of such securities under the securities laws of any such state.  Prospective purchasers are referred to the final prospectus supplement relating to the securities discussed in this communication which supersede these Computational Materials and any matter discussed in this communication.  Once available, a final prospectus and prospectus supplement may be obtained by contacting the Mortgage / CMO Trading Desk at (206) 554-2420.

Please be advised that the securities herein may not be appropriate for all investors.  Potential investors must be willing to assume, among other things, market price volatility, prepayment, yield curve and interest rate risks.  Investors should make every effort to consider the risks of these securities.

If you have received this communication in error, please notify the sending party immediately by telephone and return the original to such party by mail.

WaMu Capital Corp. ARM/CMO Whole Loan Desk (206) 554-2420                                             April 15, 2004
This information is furnished to you solely by WaMu Capital Corp. and not by the issuer of the securities or any of its other affiliates.  WaMu Capital Corp. is acting as underwriter and not acting as agent for the issuer or its other affiliates in connection with the proposed transaction.

This preliminary term sheet is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of any offer to buy, the referenced securities.  It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction.  All amounts are approximate and subject to change.  The information contained herein supersedes information contained in any prior term sheet for this transaction.  In addition, the information contained herein will be superseded by information contained in term sheets circulated after the date hereof and by information contained in the Prospectus and Prospectus Supplement for this transaction.  An offering may be made only through the delivery of the Prospectus and Prospectus Supplement.

WaMu Mortgage Pass-Through Certificates, Series 2004-AR2
Publicly Offered Certificate Computational Materials: Preliminary Term Sheet

$598,455,400 (approx.)

 WaMu Mortgage Pass-Through Certificates, Series 2004-AR2

Class	Certificate Size (1)	Expected Ratings S&P/Moody	Credit Enhancement Percentage (2)	Interest Rate Type	Collateral Type	Index Type	Certificate Type
Publicly Offered Certificates
A	$574,152,300	AAA/Aaa	5.50%	variable (3)	ARM	MTA	Senior Pass-Through
R	$100	AAA/Aaa	5.50%	variable (3)	ARM	MTA	Senior Residual
B-1	$13,063,000	AA/Aa2	3.35%	variable (3)	ARM	MTA	Subordinate Pass-Through
B-2	$6,987,000	A/A2	2.20%	variable (3)	ARM	MTA	Subordinate Pass-Through
B-3	$4,253,000	BBB/Baa2	1.50%	variable (3)	ARM	MTA	Subordinate Pass-Through
Privately Offered Certificates
B-4 (4)	$3,949,000	BB/Ba2	0.85%	variable (3)	ARM	MTA	Subordinate Pass-Through
B-5 (4)	$3,038,000	B/---	0.35%	variable (3)	ARM	MTA	Subordinate Pass-Through
B-6 (4)	$2,126,301	Not Rated	---	variable (3)	ARM	MTA	Subordinate Pass-Through

 (1) The Certificates Sizes are approximate and subject to a +/- 10% variance.

 (2) The Credit Enhancement percentages are preliminary and are subject to change based upon the final pool as of the Cut-off Date and additional rating agency analysis.

 (3) The Class A and Class B Certificates will have a certificate interest rate equal to the lesser of (1) MTA (as defined below) plus 1.40% and (2) the weighted average of the mortgage interest rates on the Mortgage Loans less the per annum rates at which each of the servicing fee and the master servicing fee is calculated.

 (4) The Class B-4, Class B-5 and Class B-6 Certificates are not offered hereby.

WaMu Capital Corp. ARM/CMO Whole Loan Desk (206) 554-2420                                             April 15, 2004
This information is furnished to you solely by WaMu Capital Corp. and not by the issuer of the securities or any of its other affiliates.  WaMu Capital Corp. is acting as underwriter and not acting as agent for the issuer or its other affiliates in connection with the proposed transaction.

This preliminary term sheet is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of any offer to buy, the referenced securities.  It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction.  All amounts are approximate and subject to change.  The information contained herein supersedes information contained in any prior term sheet for this transaction.  In addition, the information contained herein will be superseded by information contained in term sheets circulated after the date hereof and by information contained in the Prospectus and Prospectus Supplement for this transaction.  An offering may be made only through the delivery of the Prospectus and Prospectus Supplement.

WaMu Mortgage Pass-Through Certificates, Series 2004-AR2
Publicly Offered Certificate Computational Materials: Preliminary Term Sheet

 Depositor/Master Servicer:
Washington Mutual Mortgage Securities Corp.

Servicer:
Washington Mutual Bank, FA

 Underwriters:
WaMu Capital Corp. (lead underwriter)
RBS Greenwich Capital

Trustee:
Deutsche Bank National Trust Company

Cut-off Date:
April 1, 2004

Closing Date:
April 28, 2004

Rating Agencies:
Moody's Investors Service, Inc.,  and Standard & Poor's, a division of The McGraw-Hill Companies, Inc.

Legal Structure:
REMIC

Optional Call:
5% cleanup call

Distribution Date:
25th of each month or next business day, commencing May 25, 2004.

 Certificates:
The "Senior Certificates" will consist of the Class A Certificates and the Class R Certificate. The "Subordinate Certificates" will consist of the Class B-1, Class B-2, Class B-3, Class B-4, Class B-5, and Class B-6 Certificates.  The Class A, Class R,  Class B-1, Class B-2, and Class B-3 are collectively referred to herein as the "Offered Certificates."  The Senior Certificates and the Subordinate Certificates are referred to herein as the "Certificates."

WaMu Capital Corp. ARM/CMO Whole Loan Desk (206) 554-2420                                             April 15, 2004
This information is furnished to you solely by WaMu Capital Corp. and not by the issuer of the securities or any of its other affiliates.  WaMu Capital Corp. is acting as underwriter and not acting as agent for the issuer or its other affiliates in connection with the proposed transaction.

This preliminary term sheet is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of any offer to buy, the referenced securities.  It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction.  All amounts are approximate and subject to change.  The information contained herein supersedes information contained in any prior term sheet for this transaction.  In addition, the information contained herein will be superseded by information contained in term sheets circulated after the date hereof and by information contained in the Prospectus and Prospectus Supplement for this transaction.  An offering may be made only through the delivery of the Prospectus and Prospectus Supplement.

WaMu Mortgage Pass-Through Certificates, Series 2004-AR2
Publicly Offered Certificate Computational Materials: Preliminary Term Sheet

 Form of Registration:
The Offered Certificates, other than the Class R Certificate, will be issued in book-entry form through DTC and can be made available through Clearstream and Euroclear.

ERISA:
The Offered Certificates, other than the Class R Certificate, are expected to be ERISA eligible subject to limitations set forth in the final prospectus supplement.  Prospective investors should review with the legal advisors as to whether the purchase and holding of the Certificates could give rise to a transaction prohibited or not otherwise permissible under ERISA, the Code or other similar laws.

SMMEA:
The Senior Certificates and Class B-1 Certificates are expected to constitute "mortgage related securities" for purposes of SMMEA.

Interest Accrual Period:
The interest accrual period on the Certificates for a given Distribution Date will be the calendar month preceding the month in which such Distribution Date occurs (on a 30/360 basis).  The price to be paid by investors for the Certificates will include accrued interest from and including the Cut-off Date up to, but not including, the Closing Date (27 days).

Negative Amortization:
While the interest rate on each Mortgage Loan will adjust monthly (after the initial fixed-rate period, if applicable), the minimum monthly payment on each Mortgage Loan generally will only adjust annually.  On each annual payment adjustment date, the monthly payment generally will not increase or decrease by more than 7.5%.  As a result, the interest due with respect to a Mortgage Loan for any given month may, under certain circumstances, exceed the monthly payment for that month.  In that case, payment of the excess of interest due over the monthly payment will be deferred and that excess will be added to the principal balance of that Mortgage Loan in the form of "negative amortization."  The aggregate amount of negative amortization with respect to all Mortgage Loans for a given month will be deducted from the interest payable to each class of Certificates (other than the Class X Certificates), pro rata according to the amount of interest accrued for the applicable Distribution Date.  The amount deducted from the interest payable to each class of Certificates will be added to the principal balance of that class.

WaMu Capital Corp. ARM/CMO Whole Loan Desk (206) 554-2420                                             April 15, 2004
This information is furnished to you solely by WaMu Capital Corp. and not by the issuer of the securities or any of its other affiliates.  WaMu Capital Corp. is acting as underwriter and not acting as agent for the issuer or its other affiliates in connection with the proposed transaction.

This preliminary term sheet is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of any offer to buy, the referenced securities.  It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction.  All amounts are approximate and subject to change.  The information contained herein supersedes information contained in any prior term sheet for this transaction.  In addition, the information contained herein will be superseded by information contained in term sheets circulated after the date hereof and by information contained in the Prospectus and Prospectus Supplement for this transaction.  An offering may be made only through the delivery of the Prospectus and Prospectus Supplement.

WaMu Mortgage Pass-Through Certificates, Series 2004-AR2
Publicly Offered Certificate Computational Materials: Preliminary Term Sheet

Advancing Obligation:
The Master Servicer is obligated to advance delinquent mortgagor payments through the date of liquidation of an REO property to the extent they are deemed recoverable.

Compensating Interest:
On each Distribution Date, the Master Servicer is obligated to remit an amount equal to the lesser of (1) any shortfall for the previous month's interest collections resulting from prepayments in full ("Payoffs") made from the 15th day of the calendar month preceding the Distribution Date to the last day of such month and (2) the sum of (a) the applicable monthly master servicing fee, (b) any reinvestment income realized by the Master Servicer relating to Payoffs made during the Prepayment Period (as defined below) and (c) interest payments on Payoffs received during the period of the first day through the 14th day of the month of the Distribution Date.

Prepayment Period:
For each Distribution Date and each Payoff, the "Prepayment Period" will start on the 15th day of the month preceding the month in which the Distribution Date occurs (or, in the case of the first Distribution Date, beginning on the Cut-off Date) and will end on the 14th day of the month in which the Distribution Date occurs.

Fixed Servicing Fee:
0.375% per annum of the aggregate principal balance of the Mortgage Loans.

Master Servicing Fee:
0.050% per annum of the aggregate principal balance of the Mortgage Loans.

 WaMu Capital Corp. ARM/CMO Whole Loan Desk (206) 554-2420                                             April 15, 2004

This information is furnished to you solely by WaMu Capital Corp. and not by the issuer of the securities or any of its other affiliates.  WaMu Capital Corp. is acting as underwriter and not acting as agent for the issuer or its other affiliates in connection with the proposed transaction.

This preliminary term sheet is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of any offer to buy, the referenced securities.  It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction.  All amounts are approximate and subject to change.  The information contained herein supersedes information contained in any prior term sheet for this transaction.  In addition, the information contained herein will be superseded by information contained in term sheets circulated after the date hereof and by information contained in the Prospectus and Prospectus Supplement for this transaction.  An offering may be made only through the delivery of the Prospectus and Prospectus Supplement.

WaMu Mortgage Pass-Through Certificates, Series 2004-AR2
Publicly Offered Certificate Computational Materials: Preliminary Term Sheet

Collateral  Disclaimer
The information contained herein has been prepared solely for the use of WaMu Capital Corp. and has not been independently verified by WaMu Capital Corp.  Accordingly, WaMu Capital Corp. makes no express or implied representations or warranties of any kind and expressly disclaims all liability for any use or misuse of the contents hereof.  WaMu Capital Corp. assumes no responsibility for the accuracy of any material contained herein.  The information contained herein will be superseded by the description of the mortgage loans contained in the Prospectus Supplement.  Such information supersedes the information in all prior collateral terms sheets, if any.

Collateral Description:
As of the Cut-off Date, the aggregate principal balance of the Mortgage Loans described herein is approximately $607.6 million with an average balance of approximately $515,763. The Mortgage Loans are MTA-indexed, first lien residential mortgage loans with original terms to maturity of not more than 40 years. All of the Mortgage Loans are assumable to the extent provided in the related mortgage note.

For all of the Mortgage Loans, the minimum monthly payment amount is subject to adjustment on a date specified in the mortgage note and annually on the same date thereafter, subject to the conditions that (i) the amount of the monthly payment will not increase or decrease by an amount that is more than 7.50% of the current monthly payment, (ii) as of the fifth anniversary of the first due date and on the same day every five years thereafter, the monthly payment will be recast without regard to the limitation in clause (i) above to a fully amortizing amount based on the then current mortgage rate and (iii) if the unpaid principal balance would otherwise exceed a percentage (either 110% or 125%) of the original principal balance due to deferred interest (the "Negative Amortization Limit"), the monthly payment will be recast without regard to the limitation in clause (i) to a fully amortizing amount based on the then current mortgage rate.

The Mortgage Loans accrue interest at a mortgage rate which adjusts monthly based upon the 12-month moving average of the 1-year CMT index (the "MTA").  Certain of the Mortgage Loans have an initial fixed-rate period ranging from 1 to 13 months.  On each adjustment date and after the related fixed-rate period, if applicable, the loan rate will be adjusted to equal the sum, generally rounded to the nearest multiple of 0.001%, of the MTA index as available 15 days prior to each interest rate adjustment date and the gross margin.  None of the Mortgage Loans are subject to a periodic rate adjustment cap.  All of the Mortgage Loans are subject to a maximum mortgage rate.

WaMu Capital Corp. ARM/CMO Whole Loan Desk (206) 554-2420                                             April 15, 2004
This information is furnished to you solely by WaMu Capital Corp. and not by the issuer of the securities or any of its other affiliates.  WaMu Capital Corp. is acting as underwriter and not acting as agent for the issuer or its other affiliates in connection with the proposed transaction.

 This preliminary term sheet is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of any offer to buy, the referenced securities.  It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction.  All amounts are approximate and subject to change.  The information contained herein supersedes information contained in any prior term sheet for this transaction.  In addition, the information contained herein will be superseded by information contained in term sheets circulated after the date hereof and by information contained in the Prospectus and Prospectus Supplement for this transaction.  An offering may be made only through the delivery of the Prospectus and Prospectus Supplement.

WaMu Mortgage Pass-Through Certificates, Series 2004-AR2
Publicly Offered Certificate Computational Materials: Preliminary Term Sheet

 Below are the approximate assumed general characteristics of the Mortgage Loans as of April 1, 2004:

Collateral Type	Principal Balance	Gross WAC	Net WAC	WAM (mos)	Gross Margin	Net Margin	Pmt Cap	Roll (mos)
MTA-Indexed - Neg Am	$607,568,701	3.760%	3.335%	358	2.586%	2.161%	7.50%	1

The initial principal balance of any of the Certificates  is subject to an increase or decrease of up to 10% from amounts shown on the front cover hereof.

Credit Enhancement:
Credit enhancement for the Certificates will be provided by a senior/subordinate shifting interest structure.  The Subordinate Certificates provide credit enhancement for the Senior Certificates.

WaMu Capital Corp. ARM/CMO Whole Loan Desk (206) 554-2420                                             April 15, 2004
This information is furnished to you solely by WaMu Capital Corp. and not by the issuer of the securities or any of its other affiliates.  WaMu Capital Corp. is acting as underwriter and not acting as agent for the issuer or its other affiliates in connection with the proposed transaction.

This preliminary term sheet is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of any offer to buy, the referenced securities.  It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction.  All amounts are approximate and subject to change.  The information contained herein supersedes information contained in any prior term sheet for this transaction.  In addition, the information contained herein will be superseded by information contained in term sheets circulated after the date hereof and by information contained in the Prospectus and Prospectus Supplement for this transaction.  An offering may be made only through the delivery of the Prospectus and Prospectus Supplement.

WaMu Mortgage Pass-Through Certificates, Series 2004-AR2
Publicly Offered Certificate Computational Materials: Preliminary Term Sheet

Cash-Flow Description:
Distributions on the Certificates will be made on the 25th day of each month (or next business day). The payments to the Certificates, to the extent of available funds, will be made according to the following priority:

Available Funds:
1.  Payment of interest to the holders of the Class A and Class R  Certificates, pro rata based on their respective interest accrued, at a rate equal to the related  Certificate Interest Rate (as described on the cover page hereof);

2.  Payment of principal to the holders of the Class R Certificates until the Certificate Principal Balance thereof is reduced to zero;

3.  Payment of principal to the holders of the Class A Certificates in an amount equal to the Senior Principal Distribution Amount; and

4.  Payment of interest and principal sequentially to Subordinate Certificates in order of their numerical class designations, beginning with the Class B-1 Certificates, so that each such Class shall receive (a) accrued and unpaid interest at the related Certificate Interest Rate (as described in note 3 to the table on Page 3), and (b) principal in an amount equal to such class pro rata share of the Subordinate Principal Distribution Amount.

The Senior Principal Distribution Amount will generally be comprised of the Senior Certificates' pro rata share of scheduled principal payments due with respect to such Distribution Date and the Senior Certificates' share of unscheduled principal for such Distribution Date as described below in "Shifting Interest."

The Subordinate Principal Distribution Amount on each Distribution Date will generally be comprised of the pro rata share for the Subordinate classes of scheduled principal due with respect to such Distribution Date and the portion of unscheduled principal for such Distribution Date not allocated to the Senior Certificates.

WaMu Capital Corp. ARM/CMO Whole Loan Desk (206) 554-2420                                             April 15, 2004
This information is furnished to you solely by WaMu Capital Corp. and not by the issuer of the securities or any of its other affiliates.  WaMu Capital Corp. is acting as underwriter and not acting as agent for the issuer or its other affiliates in connection with the proposed transaction.

 This preliminary term sheet is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of any offer to buy, the referenced securities.  It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction.  All amounts are approximate and subject to change.  The information contained herein supersedes information contained in any prior term sheet for this transaction.  In addition, the information contained herein will be superseded by information contained in term sheets circulated after the date hereof and by information contained in the Prospectus and Prospectus Supplement for this transaction.  An offering may be made only through the delivery of the Prospectus and Prospectus Supplement.

WaMu Mortgage Pass-Through Certificates, Series 2004-AR2
Publicly Offered Certificate Computational Materials: Preliminary Term Sheet

Shifting Interest:
The Senior Certificates will be entitled to receive 100% of the prepayments on the Mortgage Loans up to and including April 2014. The Senior Prepayment Percentage can be reduced to the Senior Percentage plus 70%, 60%, 40%, 20% and 0% of the Subordinate Percentage over the next five years provided that certain performance triggers as described in the prospectus supplement are met.

Notwithstanding the foregoing, if after April 2007 the current Subordinate Percentage  is greater than or equal to two times the initial Subordinate Percentage and (i) the principal balance of the Mortgage Loans 60 days or more delinquent, averaged over the last 6 months, as a percentage of the current aggregate class principal balance of the Subordinate Certificates, does not exceed 50% and (ii) cumulative realized losses for the Mortgage Loans allocated to the Subordinate Certificates, as a percentage of the aggregate class principal balance of the Subordinate Certificates as of the Closing Date, do not exceed 30%, then prepayments will be allocated on a pro rata basis between the Senior Certificates and the Subordinate Certificates.

If in or before April 2007 the current Subordinate Percentage is greater than or equal to two times the initial Subordinate Percentage and (i) the performance trigger described in clause (i) of the immediately preceding paragraph is met and (ii) cumulative realized losses for the Mortgage Loans allocated to the Subordinate Certificates, as a percentage of the aggregate class principal balance of the Subordinate Certificates as of the Closing Date, do not exceed 20%, then 50% of the Subordinate Certificates' pro rata share of prepayments will be allocated to the Subordinate Certificates.

Notwithstanding the foregoing, in the event the current Senior Percentage exceeds the initial Senior Percentage, the Senior Certificates will receive all unscheduled prepayments.

 WaMu Capital Corp. ARM/CMO Whole Loan Desk (206) 554-2420                                             April 15, 2004
This information is furnished to you solely by WaMu Capital Corp. and not by the issuer of the securities or any of its other affiliates.  WaMu Capital Corp. is acting as underwriter and not acting as agent for the issuer or its other affiliates in connection with the proposed transaction.

This preliminary term sheet is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of any offer to buy, the referenced securities.  It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction.  All amounts are approximate and subject to change.  The information contained herein supersedes information contained in any prior term sheet for this transaction.  In addition, the information contained herein will be superseded by information contained in term sheets circulated after the date hereof and by information contained in the Prospectus and Prospectus Supplement for this transaction.  An offering may be made only through the delivery of the Prospectus and Prospectus Supplement.

WaMu Mortgage Pass-Through Certificates, Series 2004-AR2
Publicly Offered Certificate Computational Materials: Preliminary Term Sheet

Allocation of Losses:
Realized Losses on the Mortgage Loans will be allocated first to the Subordinate Certificates beginning with the Subordinate Certificates with the highest numerical designation, until the aggregate Class Principal Balance of the Subordinate Certificates has been reduced to zero. Thereafter, Realized Losses on the Mortgage Loans will be allocated to the Senior Certificates.

Excess losses (bankruptcy, special hazard and fraud losses in excess of the amounts established by the rating agencies) will be allocated to all the Certificates on a pro-rata basis.

 WaMu Capital Corp. ARM/CMO Whole Loan Desk (206) 554-2420                                             April 15, 2004
This information is furnished to you solely by WaMu Capital Corp. and not by the issuer of the securities or any of its other affiliates.  WaMu Capital Corp. is acting as underwriter and not acting as agent for the issuer or its other affiliates in connection with the proposed transaction.

This preliminary term sheet is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of any offer to buy, the referenced securities.  It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction.  All amounts are approximate and subject to change.  The information contained herein supersedes information contained in any prior term sheet for this transaction.  In addition, the information contained herein will be superseded by information contained in term sheets circulated after the date hereof and by information contained in the Prospectus and Prospectus Supplement for this transaction.  An offering may be made only through the delivery of the Prospectus and Prospectus Supplement.

Exhibit I
WaMu Mortgage Pass-Through Certificates, Series 2004-AR2
Collateral Summary

Stratification	Collateral Characteristics	Stratification	Collateral Characteristics

Total Pool		States at least 2%
Number of Loans	1,178	California	58.54%
Aggregate Unpaid Principal Balance	607,568,701	Florida	6.74%
Average Unpaid Principal Balance	515,763	Colorado	4.91%
Maximum Unpaid Principal Balance	1,496,564	New York	4.33%
Maximum Current Interest Rate	5.329%	New Jersey	3.41%
		Massachusetts	2.61%
Weighted Averages		Illinois	2.50%
Gross Coupon	3.760%	Washington	2.08%
Net Coupon	3.335%
Original Term (months)	363	Gross Coupon
Stated Remaining Term to Maturity (months)	358	1.501% -- 2.000%	2.49%
Current Loan to Value	69.47%	2.501% -- 3.000%	0.11%
Credit Score	722	3.001% -- 3.500%	4.51%
Gross Margin	2.586%	3.501% -- 4.000%	76.92%
Net Margin	2.161%	4.001% -- 4.500%	15.45%
Rate Cap at First Adjustment	None	4.501% -- 5.000%	0.22%
Periodic Rate Cap	None	5.001% -- 5.500%	0.30%
Months to Roll	1
Months to Pay Adj	11	Maximum Interest Rate
Seasoning (months)	5	8.501% -- 9.000%	0.08%
		9.001% -- 9.500%	0.07%
Loan Type/Index		9.501% -- 10.000%	70.74%
MTA	100.00%	10.001% -- 10.500%	4.49%
		10.501% -- 11.000%	1.66%
Original Principal Balances		11.001% -- 11.500%	0.06%
$333,701 --- $400,000	21.07%	11.501% -- 12.000%	22.05%
$400,001 --- $500,000	24.53%	12.001% -- 12.500%	0.18%
$500,001 --- $600,000	20.30%	12.501% -- 13.000%	0.24%
$600,001 --- $700,000	14.79%	13.001% -- 13.500%	0.14%
$700,001 --- $800,000	7.66%	13.501% -- 14.000%	0.30%
$800,001 --- $900,000	1.67%
$900,001 --- $1,000,000	3.84%	Credit Score
$1,000,001 --- $1,100,000	0.86%	620 --- 639	3.07%
$1,100,001 --- $1,200,000	1.16%	640 --- 659	2.92%
$1,200,001 --- $1,300,000	1.03%	660 --- 679	5.02%
$1,300,001 --- $1,400,000	0.66%	680 --- 699	19.67%
$1,400,001 --- $1,500,000	2.43%	700 --- 719	18.74%
		720 --- 739	15.36%
Gross Margin		740 --- 759	15.38%
1.501% -- 2.000%	1.08%	760 --- 779	11.83%
2.001% -- 2.500%	43.53%	780 --- 799	7.06%
2.501% -- 3.000%	54.26%	800 --- 819	0.95%
3.001% -- 3.500%	0.73%
3.501% -- 4.000%	0.32%
4.001% -- 4.500%	0.07%

The information contained herein has been prepared solely for the use of WaMu Capital Corp. and has not been independently verified by WaMu Capital Corp.  Accordingly, WaMu Capital Corp. makes no express or implied representations or warranties of any kind and expressly disclaims all liability for any use or misuse of the contents hereof.  WaMu Capital Corp. assumes no responsibility for the accuracy of any material contained herein.   The information contained herein will be superseded by the description of the mortgage loans contained in the prospectus supplement. Such information supercedes the information in all prior collateral term sheets, if any.

Stratification	Collateral Characteristics	Stratification	Collateral Characteristics
Property Type		Months to Next Pay Adjustment
2-4 Family	3.13%	2	1.10%
Condominium	7.36%	3	0.82%
Single Family	89.46%	4	0.46%
Townhouse	0.06%	5	0.53%
		6	0.71%
Occupancy		7	2.94%
Investor	0.96%	8	12.06%
Owner Occupied	93.76%	9	4.89%
Second Home	5.28%	10	2.19%
		11	34.04%
Loan Purpose		12	39.52%
Cash Out Refinance	41.03%	13	0.74%
Purchase	35.73%
Rate/Term Refinance	23.24%	Documentation Type
		Full	30.88%
Current Loan To Value Ratio		Reduced	69.12%
5.01% --- 25.00%	0.30%
25.01% --- 40.00%	3.06%	Original Term to Maturity (Months)
40.01% --- 50.00%	5.04%	360	97.55%
50.01% --- 60.00%	10.63%	480	2.45%
60.01% --- 70.00%	20.47%
70.01% --- 75.00%	24.06%	Remaining Term to Stated Maturity (Months)
75.01% --- 80.00%	34.80%	331 -- 345	22.08%
80.01% --- 85.00%	0.51%	346 -- 359	75.47%
85.01% --- 90.00%	1.13%	360 -- 479	2.45%

Original Loan To Value Ratio		Negative Amortization Cap
5.01% --- 25.00%	0.11%	110.00%	3.24%
25.01% --- 40.00%	2.85%	125.00%	96.76%
40.01% --- 50.00%	5.13%
50.01% --- 60.00%	10.39%	Prepayment Penalty Term
60.01% --- 70.00%	20.60%	None	19.26%
70.01% --- 75.00%	24.04%	1 Year	58.77%
75.01% --- 80.00%	35.24%	3 Years	21.97%
80.01% --- 85.00%	0.45%
85.01% --- 90.00%	1.19%

Months to Next Rate Adjustment
1	98.69%
2	1.31%

 The information contained herein has been prepared solely for the use of WaMu Capital Corp. and has not been independently verified by WaMu Capital Corp.  Accordingly, WaMu Capital Corp. makes no express or implied representations or warranties of any kind and expressly disclaims all liability for any use or misuse of the contents hereof.  WaMu Capital Corp. assumes no responsibility for the accuracy of any material contained herein.   The information contained herein will be superseded by the description of the mortgage loans contained in the prospectus supplement. Such information supercedes the information in all prior collateral term sheets, if any.

WaMu Mortgage Pass-Through Certificates, Series 2004-AR2
Publicly Offered Certificate Computational Materials: Exhibit A: Yield Tables

Yields (%)

Class A to Call
Coupon	2.574%
Price	0% CPR	15% CPR	20% CPR	25% CPR	30% CPR	40% CPR
100-22+	2.57	2.44	2.38	2.32	2.25	2.10
WAL (yr)	17.67	4.92	3.75	2.98	2.43	1.72
MDUR (yr)	13.44	4.40	3.43	2.77	2.29	1.65
First Prin Pay	5/25/2004	5/25/2004	5/25/2004	5/25/2004	5/25/2004	5/25/2004
Last Prin Pay	4/25/2033	10/25/2019	4/25/2016	12/25/2013	3/25/2012	12/25/2009

Class A to Maturity
Coupon	2.574%
Price	0% CPR	15% CPR	20% CPR	25% CPR	30% CPR	40% CPR
100-22+	2.57	2.44	2.39	2.33	2.27	2.13
WAL (yr)	17.70	5.11	3.92	3.12	2.55	1.80
MDUR (yr)	13.45	4.52	3.55	2.88	2.38	1.72
First Prin Pay	5/25/2004	5/25/2004	5/25/2004	5/25/2004	5/25/2004	5/25/2004
Last Prin Pay	7/25/2034	7/25/2034	7/25/2034	7/25/2034	7/25/2034	7/25/2034

Class B-1 to Call
Coupon	2.574%
Price	0% CPR	15% CPR	20% CPR	25% CPR	30% CPR	40% CPR
99-09	2.68	2.71	2.73	2.75	2.77	2.80
WAL (yr)	17.67	8.40	6.46	5.36	4.62	3.58
MDUR (yr)	13.36	7.28	5.76	4.86	4.25	3.34
First Prin Pay	5/25/2004	5/25/2004	5/25/2004	5/25/2004	5/25/2004	5/25/2004
Last Prin Pay	4/25/2033	10/25/2019	4/25/2016	12/25/2013	3/25/2012	12/25/2009

Class B-1 to Maturity
Coupon	2.574%
Price	0% CPR	15% CPR	20% CPR	25% CPR	30% CPR	40% CPR
99-09	2.68	2.71	2.73	2.75	2.76	2.79
WAL (yr)	17.70	8.81	6.83	5.68	4.94	3.87
MDUR (yr)	13.37	7.52	6.00	5.09	4.48	3.58
First Prin Pay	5/25/2004	5/25/2004	5/25/2004	5/25/2004	5/25/2004	5/25/2004
Last Prin Pay	7/25/2034	7/25/2034	7/25/2034	7/25/2034	7/25/2034	7/25/2034

	*Yield Tables are run as of the Closing Date of April 28, 2004

WaMu Capital Corp. ARM Whole Loan Desk (206) 554-2420						Page A-1

This information is furnished to you solely by WaMu Capital Corp. and not by the issuer of the securities or any of its other affiliates.  WaMu Capital Corp. is acting as Underwriter and not acting as Agent for the issuer or its other affiliates in connection with the proposed transaction.   This Preliminary Term Sheet is provided for information purposes only,  and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities.  It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction.  All amounts are approximate and subject to change.   The information contained herein supersedes information contained in any prior term sheet for this transaction.  In addition, the information contained herein will be superseded  by information contained in term sheets circulated after the date hereof and by information contained in the Prospectus and Prospectus Supplement for this transaction.  An offering may be made only through the delivery of the Prospectus and Prospectus Supplement

WaMu Mortgage Pass-Through Certificates, Series 2004-AR2
 Publicly Offered Certificate Computational Materials: Exhibit A: Yield Tables

Yields (%)

Class B-2 to Call
Coupon	2.574%
Price	0% CPR	15% CPR	20% CPR	25% CPR	30% CPR	40% CPR
98-9	2.76	2.85	2.91	2.96	3.00	3.10
WAL (yr)	17.67	8.40	6.46	5.36	4.62	3.58
MDUR (yr)	13.30	7.25	5.74	4.85	4.24	3.33
First Prin Pay	5/25/2004	5/25/2004	5/25/2004	5/25/2004	5/25/2004	5/25/2004
Last Prin Pay	4/25/2033	10/25/2019	4/25/2016	12/25/2013	3/25/2012	12/25/2009

Class B-2 to Maturity
Coupon	2.574%
Price	0% CPR	15% CPR	20% CPR	25% CPR	30% CPR	40% CPR
98-9	2.76	2.85	2.90	2.94	2.99	3.07
WAL (yr)	17.70	8.81	6.83	5.68	4.94	3.87
MDUR (yr)	13.31	7.49	5.98	5.07	4.46	3.56
First Prin Pay	5/25/2004	5/25/2004	5/25/2004	5/25/2004	5/25/2004	5/25/2004
Last Prin Pay	7/25/2034	7/25/2034	7/25/2034	7/25/2034	7/25/2034	7/25/2034

Class B-3 to Call
Coupon	2.574%
Price	0% CPR	15% CPR	20% CPR	25% CPR	30% CPR	40% CPR
96-25+	2.87	3.06	3.17	3.27	3.36	3.56
WAL (yr)	17.67	8.40	6.46	5.36	4.62	3.58
MDUR (yr)	13.21	7.21	5.71	4.82	4.22	3.32
First Prin Pay	5/25/2004	5/25/2004	5/25/2004	5/25/2004	5/25/2004	5/25/2004
Last Prin Pay	4/25/2033	10/25/2019	4/25/2016	12/25/2013	3/25/2012	12/25/2009

Class B-3 to Maturity
Coupon	2.574%
Price	0% CPR	15% CPR	20% CPR	25% CPR	30% CPR	40% CPR
96-25+	2.87	3.05	3.15	3.24	3.33	3.50
WAL (yr)	17.70	8.81	6.83	5.68	4.94	3.87
MDUR (yr)	13.22	7.44	5.93	5.04	4.43	3.54
First Prin Pay	5/25/2004	5/25/2004	5/25/2004	5/25/2004	5/25/2004	5/25/2004
Last Prin Pay	7/25/2034	7/25/2034	7/25/2034	7/25/2034	7/25/2034	7/25/2034

	* Yield Tables are run as of the Closing Date of April 28, 2004

WaMu Capital Corp. ARM Whole Loan Desk (206) 554-2420						Page A-2

This information is furnished to you solely by WaMu Capital Corp. and not by the issuer of the securities or any of its other affiliates.  WaMu Capital Corp. is acting as Underwriter and not acting as Agent for the issuer or its other affiliates in connection with the proposed transaction.   This Preliminary Term Sheet is provided for information purposes only,  and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities.  It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction.  All amounts are approximate and subject to change.   The information contained herein supersedes information contained in any prior term sheet for this transaction.  In addition, the information contained herein will be superseded  by information contained in term sheets circulated after the date hereof and by information contained in the Prospectus and Prospectus Supplement for this transaction.  An offering may be made only through the delivery of the Prospectus and Prospectus Supplement